Sale of assets	12 Months Ended
Mar. 25, 2017
Discontinued Operations and Disposal Groups [Abstract]
Sale of assets
6.	Sale of assets

On August 4, 2015, the Company sold the assets of its corporate sales division to Rideau for $4.3 million. The disposal is consistent with the Company’s long-term strategy to concentrate on its retail operations and develop its Birks product brand through its current retail network, as well as internationally through other channels, and to concentrate the Company’s resources and efforts on its core activities. On August 4, 2015, the carrying amount of the major classes of assets that were sold was comprised primarily of inventory of $0.8 million, resulting in a gain on disposal of assets in the amount of approximately $3.2 million. Furthermore, as part of the agreement, the Company will supply Rideau, with Birks-branded time pieces and jewelry and will receive ongoing royalty payments from Rideau, related to future sales of all Birks-branded products. Rideau has agreed to purchase a minimum aggregate amount of $4.5 million for the first three years, and $2.0 million per year for each contract year thereafter for a period of 7 years.